UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2003

Answerthink, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	0-24343	65-0750100
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1001 Brickell Bay Drive, Suite 3000
Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished as part of this report:

99.1	Press Release of Answerthink Inc., dated April 29, 2003, reporting financial results for the first quarter of 2003.

Item 9.    Regulation FD Disclosure.

On April 29, 2003, Answerthink, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This press release may also be found on the Company’s website at www.answerthink.com on the Investor Relations page.

This information is furnished as an exhibit to this report on Form 8-K pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition” under Item 9, “Regulation FD Disclosure” of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERTHINK, INC.

Date: April 29, 2003	By:	/s/ JOHN F. BRENNAN
John F. Brennan Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Answerthink Inc., dated April 29, 2003, reporting financial results for the first quarter of 2003.